UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
Amendment Number One
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  September 22, 2017
(Earliest Event Date requiring this Report: September 22, 2017)

CAPSTONE COMPANIES, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

FLORIDA	0-28331	84-1047159
(State of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

350 Jim Moran Blvd., Suite 120
Deerfield Beach, Florida 33442
(Address of principal executive offices)

(954) 570-8889, ext. 313
(Registrant's telephone number, including area code)

Item 7.01.    Regulation FD Disclosure

As previously reported on the Current Report on Form 8-K filed by Capstone Companies, Inc., ("Capstone" or the "Company"), a Florida corporation, on September 8, 2017 with the Commission, Capstone is making a presentation at the second annual MicroCap Leadership Summit, hosted by the MicroCapClub, on Friday, September 22, 2017, at the West Chicago Northwest Hotel in Itasca, Illinois.  A September 8, 2017 press release was issued by reporting Capstone's presentation and was filed as Exhibit 99.1 to the September 8, 2017 Form 8-K.

Attached as Exhibit 99.2 to this Current Report on Form 8-K/A (Amendment Number One) is the presentations of Capstone for the second annual MicroCap Leadership Summit. Capstone  Chief Executive Officer and President Stewart Wallach is making the presentation.  The MicroCap Leadership Summit utilizes a small group format whereby the Company will present to institutional microcap investors.  The Company's investor presentation is accessible on the "Investors" page of the Capstone corporate website, located at http://capstonecompaniesinc.com/event/.

The information discussed in this Item 7.01, including Exhibit 99.2 hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing by the Company under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. The contents of any URL's referenced in this Current Report on Form 8-K/A (Amendment Number One) are not incorporated into this Current Report on Form 8-K/A (Amendment Number One) or any other filings with the Commission.

ITEM 9.01.    Financial Statements and Exhibits.

EXHIBIT NUMBER	EXHIBIT DESCRIPTION
99.2	Capstone Companies, Inc. investor presentation at September 22, 2017 MicroCap Leadership Summit

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTONE COMPANIES, INC., A FLORIDA CORPORATION

By: /s/ Stewart Wallach
Stewart Wallach, Chief Executive Officer
Dated: September 22, 2017